MONEY MARKET PORTFOLIO

       SUPPLEMENT DATED DECEMBER 21, 2005 TO PROSPECTUS DATED MAY 2, 2005

This Supplement is made as of December 21, 2005 to the Prospectus of the Money Market Portfolio ("Portfolio") dated May 2, 2005, as amended

On November 10, 2005, the Board of Trustees of the Portfolio approved a proposal to reorganize the Portfolio into the BlackRock Money Market Portfolio, a series of the Metropolitan Series Fund ("BlackRock").

BlackRock has investment objectives, strategies and risks similar to the Portfolio.

If the shareholders of the Portfolio approve the proposal, the Portfolio will liquidate by transferring substantially all of its assets to BlackRock. Shareholders of the Portfolio will receive shares of BlackRock equal in value to their shares of the Portfolio as of the date of the reorganization, which is proposed to take place as of the close of business on or about May 1, 2006. Shareholders of record of the Portfolio as of December 30, 2005 are scheduled to vote on the proposal at a special meeting of shareholders to be held on March 14, 2006. Shareholders of record of the Portfolio will be mailed information detailing the proposal beginning on or about February 1, 2006.

Date:  December 21, 2005